EXHIBIT 1


                             JOINT FILING AGREEMENT



In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on
Schedule 13G (including any and all amendments thereto) (the "Statement") with respect to the shares of Class A Common Stock, par value $0.01 per share, of Revlon, Inc. and further agree that this Joint Filing Agreement (this "Agreement") be included as an Exhibit thereto. In addition, all subsequent amendments to this Statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. Raymond G. Perelman hereby appoints Barry F. Schwartz as his true and lawful attorney-in-fact to sign on his behalf and to file with the Securities and Exchange Commission any such amendments.

Dated as of:  April 5, 2004



                                     MAFCO HOLDINGS INC.

                                     By: /s/ Barry F. Schwartz
                                        -----------------------
                                     Name:  Barry F. Schwartz
                                     Title: Executive Vice President and
                                            General Counsel


                                     MACANDREWS & FORBES HOLDINGS INC.

                                     By: /s/ Barry F. Schwartz
                                        -----------------------
                                     Name:  Barry F. Schwartz
                                     Title: Executive Vice President and
                                            General Counsel


                                     REV HOLDINGS LLC

                                     By: /s/ Barry F. Schwartz
                                        -----------------------
                                     Name:  Barry F. Schwartz
                                     Title: Executive Vice President and
                                            General Counsel


                                     MAFCO GUARANTOR CORP.

                                     By: /s/ Barry F. Schwartz
                                        -----------------------
                                     Name:  Barry F. Schwartz
                                     Title: Executive Vice President and
                                            General Counsel


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                                     MAFCO ONE LLC

                                     By: /s/ Barry F. Schwartz
                                        -----------------------
                                     Name:  Barry F. Schwartz
                                     Title: Executive Vice President and
                                            General Counsel


                                     /s/ Raymond G. Perelman
                                     -----------------------
                                     Raymond G. Perelman